UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 14, 2005
                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)


            Minnesota                001-10898                41-0518860
(State or other jurisdiction     (Commission File          (IRS Employer
       of incorporation)              Number)          Identification Number)

              385 Washington Street
              Saint Paul, Minnesota                     55102
   (Address of principal executive offices)           (Zip Code)

                                (651) 310-7911
                        (Registrant's telephone number,
                             including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events.

The St. Paul Travelers Companies, Inc. (the "Company") has received a subpoena from the United States Attorney for the Southern District of New York as part of an investigation into the use of finite risk insurance and related products. The Company understands that other industry participants have received similar subpoenas. As the Company previously disclosed, the Securities and Exchange Commission and the Office of the Attorney General for the State of New York are also currently investigating these matters. The Company will cooperate fully with all such requests.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2005                   THE ST. PAUL TRAVELERS COMPANIES, INC.

                                       By:  /s/ Bruce A. Backberg
                                            -----------------------------------
                                            Name:  Bruce A. Backberg
                                            Title: Senior Vice President